SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 31, 1998

                           Pacific Scientific Company
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            (Exact name of registrant as specified in its charter)

                                   California
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                (State or other jurisdiction of incorporation)

             92660                                  94-0744970
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    Commission File Number              (IRS Employer Identification No.)


620 Newport Center Drive, Suite 700, Newport Beach, California      92660
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(Address of principal executive offices)                            (Zip Code)

                                (714) 720-1714
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                          Registrant's Telephone Number


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Item 5.     Other Events

            On January 31, 1998, Pacific Scientific Company (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, DH Holdings Corp. ("Parent"), a Delaware corporation and a wholly owned subsidiary of Danaher Corporation and a corporation to be formed under California law which will be a wholly owned subsidiary of Parent ("Merger Sub"). The Merger Agreement contemplates, among other things, that Parent will initiate a cash tender offer (the "Offer") for all outstanding shares of the Company's common stock at a price of $30.25 per share. The Offer will be subject to certain conditions including the condition (the "Minimum Condition") that 90% of the outstanding shares of the Company's common stock are tendered prior to the expiration date of the Offer. The Merger Agreement provides that if the Offer is consummated pursuant to its terms, Merger Sub will thereafter be merged (the "Merger") with and into the Company. If the Minimum Condition is not met and the Offer is not consummated, the Merger Agreement provides that the Company will mail proxy materials to its stockholders for the purpose of seeking stockholder approval of the Merger. If the Merger is effected following consummation of the Offer, no stockholder vote will be required. Regardless of whether the Offer is consummated, however, the Merger Agreement provides that, in the Merger, the Company's stockholders would receive the same $30.25 per share cash price that is being offered pursuant to the Offer. The Merger is conditioned upon, among other things, the expiration of the applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. A copy of the Merger Agreement is attached as Exhibit 1 hereto and is incorporated herein by reference.

            A copy of the press release issued by the Company announcing the execution of the Merger Agreement is attached as Exhibit 2 hereto and is incorporated herein by reference.

            In connection with the execution of the Merger Agreement, the Board of Directors of the Company approved a First Amendment (the "First Amendment"), dated as of January 31, 1998, to the Rights Agreement (the "Rights Agreement"), dated as of December 21, 1997, between the Company and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"). The First Amendment provides, among other things, that Parent and its Affiliates (as defined in the Rights Agreement), would not be deemed an Acquiring Person (as defined in the Rights Agreement). The First Amendment is filed as Exhibit No. 3 to this Form 8-K and is incorporated herein by reference.

Item 7.  Exhibits.

       1. Agreement and Plan of Merger, dated as of January 31, 1998, by and among the Company, Parent and Purchaser.

       2.  Press release, dated February 2, 1998.

       3. First Amendment to Rights Agreement, dated as of January 31, 1998, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 5 to Amendment No. 3 to the Company's Form 8-A, filed February 2, 1998).


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 2, 1998

                                    PACIFIC SCIENTIFIC COMPANY

                                    By:      /s/  Lester Hill
                                        Name:   Lester Hill
                                        Title:  Chairman and Chief Executive
                                                Officer


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                                  EXHIBIT LIST

       1. Agreement and Plan of Merger, dated as of January 31, 1998, by and among the Company, Parent and Purchaser.

       2.  Press release, dated February 2, 1998.

       3. First Amendment to Rights Agreement, dated as of January 31, 1998, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 5 to Amendment No. 3 to the Company's Form 8-A, filed February 2, 1998).